Exhibit 99.1

FOR IMMEDIATE RELEASE	SYMBOL: LANC
June 19, 2014	TRADED: Nasdaq

LANCASTER COLONY CORPORATION TO NAME DOUGLAS A. FELL AS CHIEF

FINANCIAL OFFICER; JOHN L. BOYLAN ANNOUNCES RETIREMENT

COLUMBUS, Ohio, June 19, 2014 – Lancaster Colony Corporation (Nasdaq: LANC) (the “Company”) has announced that John L. Boylan, Treasurer, Vice President, Assistant Secretary and Chief Financial Officer (CFO), has notified the Company’s Board of Directors of his intention to retire on July 1, 2014 after 28 years of service with Lancaster Colony, including 17 years as CFO. Douglas A. Fell, 52, currently Senior Vice President of Finance of T. Marzetti Company, a wholly-owned subsidiary of the Company, will succeed Mr. Boylan as Treasurer, Vice President, Assistant Secretary and CFO, effective July 1, 2014. Mr. Boylan will continue to serve in an advisory capacity to the Company through a brief transitional period. He will also remain a member of the Company’s Board of Directors.

“Doug has a deep knowledge and understanding of both the financial and operational aspects of our food business.” said John B. Gerlach, Jr., Lancaster Colony’s Chairman and Chief Executive Officer. “I am confident that Doug has the right combination of talent and experience to provide strong financial leadership and guidance that will facilitate our growth in the years to come.”

Mr. Fell joined Lancaster Colony in 1993, and most recently has held various leadership positions within the Company’s food group involving the group’s finance, information technology and operations. Since 2012, he has overseen the food group’s finance and information technology functions. Mr. Fell also served as Lancaster Colony’s Corporate Controller from 1993 to 1996. Prior to his employment with Lancaster Colony, Mr. Fell was a Senior Audit Manager with Deloitte and Touche.

Mr. Gerlach also expressed his appreciation for Mr. Boylan’s contributions to Lancaster Colony, “John has contributed greatly to our company’s success over the years with his leadership and dedicated service. We wish John and his family the very best in his retirement.”

Forward-Looking Statements

We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve

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CHIEF FINANCIAL OFFICER; JOHN L. BOYLAN ANNOUNCES RETIREMENT

various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:

•	the extent to which future business acquisitions are completed and acceptably integrated;

•	changes in financial markets;

•	access to any required financing;

•	price and product competition;

•	fluctuations in the cost and availability of raw materials;

•	adverse changes in energy costs and other factors that may affect costs of producing, distributing or transporting our products;

•	dependence on key personnel;

•	stability of labor relations;

•	changes in estimates in critical accounting judgments; and

•	risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov).

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on such statements that are based on current expectations.

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FOR FURTHER INFORMATION:	John L. Boylan, Vice President, Treasurer and CFO, or
Dale N. Ganobsik, Director of Investor Relations
Lancaster Colony Corporation
Phone: 614/224-7141
Email: ir@lancastercolony.com